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                                ULTRA SERIES FUND

                   PROSPECTUS SUPPLEMENT DATED JANUARY 1, 2008

This Prospectus Supplement amends the Prospectus of Ultra Series Fund (the "Trust") dated May 1, 2007. Please keep this Prospectus Supplement with your records.

CONSERVATIVE ALLOCATION, MODERATE ALLOCATION AND AGGRESSIVE ALLOCATION FUNDS - CHANGE IN PORTFOLIO MANAGEMENT TEAM

     Effective January 1, 2008, David M. Schlimgen and Patrick F. Ryan will be co-portfolio managers for the Conservative Allocation Fund, the Moderate Allocation Fund and the Aggressive Allocation Fund, replacing Scott D. Opsal, who will continue to manage the Large Cap Value Fund. Biographies for Messrs. Schlimgen and Ryan follow.

     David M. Schlimgen. As a Senior Portfolio Manager of MEMBERS Capital Advisors, Inc. ("MCA"), Mr. Schlimgen is responsible for managing the investment activities of MCA's managed account products. As lead member of MCA's Managed Account Investment Strategy Committee, Mr. Schlimgen is also responsible for all aspects of portfolio management, including setting allocation strategy, conducting asset class research, and supervising the manager selection process. Prior to joining MCA, he was president of his own independent fee-based registered investment advisory firm. His firm provided portfolio management and investment consulting to small business owners and high-net-worth individuals. Mr. Schlimgen received his BA with a double major in Business Administration and Marketing from Lakeland College and his MBA, with an emphasis in financial management, from Edgewood College. He is a member of the Investment Management Consultants Association (IMCA), and holds both the Certified Investment Management Analyst (CIMA) and Certified Investment Management Consultant (CIMC) designations. In addition to co-managing the Allocation Funds, since October 2007, Mr. Schlimgen has co-managed three target retirement funds in the Ultra Series Fund with Mr. Ryan.

     Patrick F. Ryan. As a Senior Analyst, Managed Accounts, of MCA, Mr. Ryan is primarily responsible for conducting manager research and due diligence for the firm's managed accounts products. He is also responsible for asset class research and model portfolio construction. Prior to joining MCA, Mr. Ryan held positions with UBS Financial Services and Northwestern Mutual, performing mutual fund research and analysis in addition to designing customized investment and asset allocation strategies for high-net-worth clients. Mr. Ryan earned a bachelor's degree in finance from the University of Wisconsin. He is a Level II candidate in the Chartered Financial Analyst (CFA) program, holds the Certified Investment Management Analyst (CIMA) designation, and is also Series 7 licensed. In addition to co-managing the Allocation Funds, since October 2007, Mr. Ryan has co-managed three target retirement funds in the Ultra Series Fund with Mr. Schlimgen.

REFERENCES TO CUNA MUTUAL LIFE INSURANCE COMPANY, CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT AND CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT - CHANGES DUE TO INSURANCE COMPANY MERGER

     Effective December 31, 2007, CUNA Mutual Life Insurance Company ("CMLIC") merged with and into CUNA Mutual Insurance Society ("CMIS"). Both CMLIC and CMIS are mutual life insurance companies incorporated in Iowa. Accordingly, all references in the Prospectus to CMLIC are changed to CMIS. In addition, the following account names are changed: CUNA Mutual Life Insurance Account is changed to CUNA Mutual Variable Life Insurance Account; and CUNA Mutual Life Variable Annuity Account is changed to CUNA Mutual Variable Annuity Account (the "Accounts"). No other changes are being made to these Accounts.

SMALL CAP VALUE AND SMALL CAP GROWTH FUNDS - MANAGEMENT FEE CHANGE

     Special meetings of the shareholders of the Small Cap Value Fund and Small Cap Growth Fund (together, the "Funds," and each, a "Fund") were held on December 28, 2007 to seek approval of a change in the investment management agreement between the Funds and MEMBERS Capital Advisors, Inc. ("MCA"), the investment adviser for each Fund. The investment management agreement approved by the board provides for each Fund to pay to MCA an investment management fee based on the average daily net assets of the Fund at the annual rate of 1.10%.

     The requisite shareholder approval was obtained at the December 28, 2007 meetings and, accordingly, the management fee for the Small Cap Value Fund and Small Cap Growth Fund is 1.10% effective January 1, 2008 and the information in the Annual Fund Operating Expenses chart on page 29 and the Examples chart on page 30 of the Prospectus are replaced for the Funds as follows (please note that the footnotes and additional information provided with the charts does not change):

     ANNUAL FUND OPERATING EXPENSES:

FUND               MANAGEMENT FEES(1)   OTHER EXPENSES(2)   TOTAL ANNUAL OPERATING EXPENSES
----               ------------------   -----------------   -------------------------------
SMALL CAP VALUE           1.10%              0.01%(3)                    1.11%
SMALL CAP GROWTH          1.10%              0.01%(3)                    1.11%

     EXAMPLES:

FUND               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----               ------   -------   -------   --------
SMALL CAP VALUE     $113      $353      N/A        N/A
SMALL CAP GROWTH    $113      $353      N/A        N/A

                                   * * * * * *

      TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANINGS
                       ASCRIBED TO THEM IN THE PROSPECTUS

10000145-1107